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EXHIBIT 32.1

CERTIFICATION

        Mark McDade, Chief Executive Officer and Glen Sato, Chief Financial Officer of Protein Design Labs, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

  (1)
  the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

        A signed original of this written statement required by Section 906 has been provided to the Securities and Exchange Commission or its staff upon request.

Dated: March 5, 2004

By:
/s/ MARK MCDADE Mark McDade Chief Executive Officer
/s/ GLEN SATO Glen Sato Chief Financial Officer

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  EXHIBIT 32.1
CERTIFICATION